Exhibit 10.3

UNITED STATES COMMODITY INDEX FUNDS TRUST

AMENDMENT NO. 2 TO MARKETING AGENT AGREEMENT

This Amendment No. 2 dated July 30, 2012 to the Marketing Agent Agreement by and among United States Commodity Index Funds Trust, a Delaware statutory trust (the “Trust”) on its own behalf and on behalf of the United States Commodity Index Fund, United States Copper Index Fund, United States Agriculture Index Fund and United States Metals Index Fund, United States Commodity Funds LLC, a Delaware limited liability company, as Sponsor of the Trust (the “Sponsor”) and ALPS Distributors, Inc., a Colorado corporation (the “Marketing Agent”).

WITNESSETH

WHEREAS, the Trust, the Sponsor and the Marketing Agent entered into a Marketing Agent Agreement dated as of July 22, 2010;

WHEREAS, the Marketing Agent Agreement was amended by the Trust, the Sponsor and the Marketing Agent effective January 3, 2011 (collectively, the “Agreement”); and

WHEREAS, the Trust, the Sponsor and the Marketing Agent wish to amend the Marketing Agent Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, the Trust, the Sponsor and the Marketing Agent hereby agree as follows:

1.	Notices. Section 10.7 of the Agreement entitled “Notices” is amended to change the address of the Sponsor effective August 1, 2012 to the following:

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, California 94612

2.	Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to be duly executed as of the date first written above.

UNITED STATES COMMODITY INDEX FUNDS TRUST, on its own behalf and on behalf of the United States Commodity Index Fund, United States Copper Index Fund, United Agriculture Index Fund and United States Metals Index Fund

By: United States Commodity Funds LLC, as Sponsor

/s/ Howard Mah
Name: Howard Mah
Title: Management Director

UNITED STATES COMMODITY FUNDS LLC

/s/ Howard Mah
Name: Howard Mah
Title: Management Director

ALPS DISTRIBUTORS, INC.

/s/ Thomas A. Carter
Name: Thomas A. Carter
Title: President